Exhibit 99.1

COWEN STOCKHOLDERS APPROVE ACQUISITION BY TD BANK GROUP

NEW YORK, November 15, 2022 - Cowen Inc. (NASDAQ:COWN) (“Cowen” or the “Company”) today announced that at a special meeting of stockholders held earlier today, its stockholders approved the previously announced definitive agreement for Cowen to be acquired by TD Bank Group in an all-cash transaction valued at approximately $1.3 billion, or $39 for each share of Cowen common stock.

The transaction, which is expected to close in the first calendar quarter of 2023, remains subject to customary closing conditions, including receipt of certain regulatory approvals.

About Cowen Inc.

Cowen Inc. (“Cowen” or the “Company”) is a diversified financial services firm offering investment banking services, equity and credit research, sales and trading, prime brokerage, global clearing, commission management services and actively managed alternative investment products. Cowen focuses on delivering value-added capabilities to our clients in order to help them outperform. Founded in 1918, the firm is headquartered in New York and has offices worldwide. Learn more at Cowen.com.

Forward-Looking Statements

This communication contains certain forward-looking statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify these statements by forward-looking terms such as “may,” “might,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “possible,” “potential,” “intend,” “seek” or “continue,” the negative of these terms and other comparable terminology or similar expressions.

These forward-looking statements represent only Company’s beliefs regarding future events (many of which, by their nature, are inherently uncertain and beyond Company’s control) and are predictions only, based on Company’s current expectations and projections about future events.  There are important factors that could cause Company’s actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, among others:

●	the parties’ ability to consummate the proposed transaction in within the expected time-frame or at all;
●
the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule;

●	the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction within the expected time-frames or at all;
●	the occurrence of any event that could give rise to the termination of the proposed transaction, including in circumstances which would require the Company to pay a termination fee;
●
the effect of the announcement or pendency of the proposed transaction on the Company’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, clients, vendors and others with whom it does business;

●	risks related to diverting management’s attention from the Company’s ongoing business operations; and
●	the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability and may delay the proposed transaction.

In particular, you should consider the risks outlined under Item 1A - “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, and subsequent reports Company has filed with the SEC.  Although the Company believes the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, level of activity, performance or achievements.  Moreover, none of the Company or any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events.  These forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any of these forward-looking statements after the date they are made except to the extent required by applicable law.  Further disclosures that the Company makes on related subjects in additional filings with the SEC should be consulted.

Investor Relations Contact:

Steve Lasota, Chief Financial Officer
(212) 845-7919
Stephen.Lasota@cowen.com

Source: Cowen Inc.